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                                                                   EXHIBIT 23.01

                       CONSENT OF INDEPENDENT ACCOUNTANTS

     We hereby consent to the incorporation by reference in the Registration Statements on Form S-8 (File Nos. 33-90938 and 333-4060) of Premisys Communications, Inc. of our report dated July 24, 1997, appearing on page 28 of this Annual Report on Form 10-K.

     /s/ Price Waterhouse

PRICE WATERHOUSE LLP
San Jose, California
September 25, 1997


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